UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 21, 2005
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	001-14793 (Commission File Number)	66-0561882 (IRS Employer Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip code)
(787) 729-8200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 21, 2005, First BanCorp (“the Company”) announced by press release certain unaudited operational data for the third quarter and nine months ended September 30, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Items 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
ITEM 8.01 OTHER EVENTS
On November 21, 2005, the Company announced that its Board of Directors declared a quarterly cash dividend on the Company’s outstanding common stock, in the amount of $0.07 per share, payable on December 30, 2005 to stockholders of record as of the close of business on December 15, 2005.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibit is being filed herewith:

99.1	Press release dated November 21, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2005	FIRST BANCORP

By: /s/ Luis M. Cabrera
Name: Luis M. Cabrera
Title: Executive Vice President and Interim Chief
Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 21, 2005, First BanCorp declares quarterly dividend and provides an update on certain operational data